Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Citrix Systems, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Kirill Tatarinov, President and Chief Executive Officer of the Company, and David J. Henshall, Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ KIRILL TATARINOV
Kirill Tatarinov
President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ DAVID J. HENSHALL
David J. Henshall
Executive Vice President, Chief Operating Officer and Chief Financial Officer
(Principal Financial Officer)

August 5, 2016